PIMCO ETF Trust

Supplement Dated August 31, 2016 to the

Actively-Managed Exchange-Traded Funds Prospectus

dated October 31, 2015, as supplemented (the “Prospectus”)

Disclosure Regarding the PIMCO Diversified Income Active Exchange-Traded Fund (the “Fund”)

Effective immediately, the Fund is jointly managed by Daniel J. Ivascyn, Alfred T. Murata and Eve Tournier. Accordingly, effective immediately, the paragraph in the “Investment Adviser/Portfolio Manager” section in the Fund’s Fund Summary in the Prospectus is deleted and replaced with the following:

PIMCO serves as the investment adviser for the Fund. The Fund’s portfolio is jointly managed by Daniel J. Ivascyn, Alfred T. Murata and Eve Tournier. Mr. Ivascyn is Group Chief Investment Officer and Managing Director of PIMCO. Mr. Murata is a Managing Director of PIMCO. Ms. Tournier is an Executive Vice President of PIMCO. Ms. Tournier has managed the Fund since March 2016. Messrs. Ivascyn and Murata have managed the Fund since May 2016.

In addition, effective immediately, disclosure concerning the Fund’s portfolio managers in the table in the “Management of the Funds—Individual Portfolio Managers” section of the Prospectus is deleted and replaced with the following:

Fund	Portfolio Manager	Since	Recent Professional Experience
PIMCO Diversified Income Active Exchange-Traded Fund	Daniel J. Ivascyn	5/16

Group Chief Investment Officer and Managing Director, PIMCO. Mr. Ivascyn joined PIMCO in 1998, previously having been associated with Bear Stearns in the asset backed securities group as well as T. Rowe Price and Fidelity Investments.

PIMCO Diversified Income Active Exchange-Traded Fund	Alfred T. Murata	5/16

Managing Director, PIMCO. Mr. Murata is a portfolio manager on the mortgage credit team. Prior to joining PIMCO in 2001, he researched and implemented exotic equity and interest rate derivatives at Nikko Financial Technologies.

PIMCO Diversified Income Active Exchange-Traded Fund	Eve Tournier	3/16

Executive Vice President, PIMCO. Ms. Tournier joined PIMCO in 2008 and is a portfolio manager focusing on corporate bonds and loans. Prior to joining PIMCO, she was a managing director and European head of high yield credit trading with Deutsche Bank, where she spent eight years.

Investors Should Retain This Supplement for Future Reference

ETF_SUPP1_083116

PIMCO ETF Trust

Supplement dated August 31, 2016 to the

Statement of Additional Information dated October 31, 2015, as supplemented (the “SAI”)

Disclosure Regarding the PIMCO Diversified Income Active Exchange-Traded Fund (the “Fund”)

Effective immediately, the Fund is jointly managed by Daniel J. Ivascyn, Alfred T. Murata and Eve Tournier.

Accordingly, effective immediately, corresponding changes are made in the table and accompanying footnotes in the subsection titled “Portfolio Managers—Other Accounts Managed” in the SAI.

In addition, effective immediately, corresponding changes are made in the table in the subsection titled “Portfolio Managers—Securities Ownership” in the SAI.

In addition, effective immediately, the following sentence is added to the end of the paragraph immediately preceding each of the tables referenced above:

Effective August 31, 2016, the PIMCO Diversified Income Active Exchange-Traded Fund is jointly managed by Daniel J. Ivascyn, Alfred T. Murata and Eve Tournier.

Investors Should Retain This Supplement for Future Reference

ETF_SUPP2_083116